AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT
THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT, dated and effective as of October 8, 2015 (this “Agreement”) is entered into by and among Shake Shack Inc., a Delaware corporation (the “Corporation”), and each person identified on the signature pages hereto (each, a “Holder” and, collectively, the “Holders”).
Recitals
WHEREAS, the Corporation and each Holder have previously entered into a Registration Rights Agreement, dated and effective as of February 4, 2015 (the “Original Registration Rights Agreement”); and
WHEREAS, the Holders desire to amend the Original Registration Rights Agreement as hereinafter provided.
NOW, THEREFORE, the Holders hereto agree as follows:
A.Section 2(d)(iii) of the Original Registration Rights Agreement is hereby amended and restated as follows:
“2(d)(iii)    Notwithstanding the foregoing, if a Controlling Holder wishes to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an existing Shelf Registration Statement), then, notwithstanding the foregoing time periods, such Controlling Holder need only notify the Corporation of the block trade Shelf Offering two Business Days prior to the day such offering is to commence (unless a longer period is agreed to by Controlling Holders representing a majority of the Registrable Securities wishing to engage in the underwritten block trade) and the Corporation shall promptly notify other Controlling Holders and such other Controlling Holders must elect whether or not to participate by the next Business Day (i.e., one Business Day prior to the day such offering is to commence) (unless a longer period is agreed to by Controlling Holders representing a majority of the Registrable Securities wishing to engage in the underwritten block trade) and the Corporation shall as expeditiously as possible use its reasonable efforts to facilitate such offering (which may close as early as three Business Days after the date it commences); provided that Controlling Holders representing a majority of the Registrable Securities wishing to engage in the underwritten block trade shall use commercially reasonable efforts to work with the Corporation and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade.”

B.	As hereby amended by this Amendment, the Original Registration Rights Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Registration Rights Agreement as of the date first written above.

SHAKE SHACK INC.

By:	/s/ Randy Garutti
Name:	Randy Garutti
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

UNION SQUARE HOSPITALITY GROUP, LLC

By:	/s/ Daniel H. Meyer
Name:	Daniel H. Meyer
Title:	Chief Executive Officer

UNION SQUARE CAFE CORP.

By:	/s/ Daniel H. Meyer
Name:	Daniel H. Meyer
Title:	Authorized Signatory

GRAMERCY TAVERN CORP.

By:	/s/ Daniel H. Meyer
Name:	Daniel H. Meyer
Title:	Authorized Signatory

/s/ Daniel H. Meyer
Daniel H. Meyer

DANIEL H. MEYER 2012 GIFT TRUST U/A/D 10/31/12

By:	/s/ Jack R. Polsky
Name:	Jack R. Polsky, not individually but solely as Co-Trustee

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

FLUG 2012 GS TRUST U/A/D 9/14/12

By:	/s/ Sheryl Flug
Name:	Sheryl Flug, as Co-Trustee

GULF FIVE LLC

By:	/s/ Jeff Flug
Name:	Manager

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/s/ Richard Coraine
Richard Coraine

THE RICHARD D. CORAINE 2012 FAMILY
TRUST

By:	/s/ Toni Haida
Name:	Toni Haida
Title:	Trustee

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/s/ David Swinghamer
David Swinghamer

THE DAVID A. SWINGHAMER GRAT

By:	/s/ Susan Swinghamer
Name:	Susan Swinghamer
Title:	Co-Trustee

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/s/ Karen Kochevar
Karen Kochevar

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/s/ Walter Robb
Walter Robb

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/s/ Erin Moran
Erin Moran

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/s/ Ashley Campbell
Ashley Campbell

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

GREEN EQUITY INVESTORS VI, L.P.

By:	GEI Capital, VI, LLC, its General Partner

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President - Tax

GREEN EQUITY INVESTORS SIDE VI, L.P.

By:	GEI Capital, VI, LLC, its General Partner

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President - Tax

LGP MALTED COINVEST LLC

By:	Peridot Coinvest Manager LLC, its Manager
By:	Leonard Green & Partners, L.P., its Manager
By:	LGP Management, Inc., its General Partner

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President - Tax

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/s/ Randy Garutti
Randy Garutti

THE RANDALL J. GARUTTI 2014 GST
TRUST

By:	J.P. Morgan Trust Company of Delaware,
Administrative Trustee

By:	/s/ David Brown
Name:	David Brown
Title:	Vice President

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/s/ Jeff Uttz
Jeff Uttz

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

SEG PARTNERS, L.P.

By:	SEG Partners Holdings, LLC, its general
partner

By:	/s/ George Loening
Name:	George Loening
Title:	Managing Member

SEG PARTNERS II, L.P.

By:	SEG Partners II Holdings, LLC, its general partner

By:	/s/ George Loening
Name:	George Loening
Title:	Managing Member

SEG PARTNERS OFFSHORE MASTER
FUND, LTD
By:	/s/ George Loening
Name:	George Loening
Title:	Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

ROXANNE H. FRANK REVOCABLE TRUST
DATED 9/30/75

By:	/s/ Jack Polsky
Name:	Jack Polsky
Title:	Trustee

RHF-NM 1999 DESCENDANTS TRUST
DATED 1/1/2006

By:	/s/ Michael McQuinn
Name:	Michael McQuinn
Title:	Trustee

MARC WEISS REVOCABLE TRUST U/A/D
DATED 1/1/2006

By:	/s/ Marc Weiss
Name:	Marc Weiss
Title:	Trustee

RHF-TM 1999 DESCENDANTS TRUST
DATED 1/1/2006

By:	/s/ Michael McQuinn
Name:	Michael McQuinn
Title:	Trustee

VHP SPECIAL TRUST FOR JACK DATED
12/31/12

By:	/s/ Jack Polsky
Name:	Jack Polsky
Title:	Trustee

JEAN POLSKY INVESTMENT TRUST
DATED 3/21/97

By:	/s/ Jack Polsky
Name:	Jack Polsky
Title:	Trustee

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

JOAN W. HARRIS REVOCABLE TRUST
DATED 4/1/93

By:	/s/ Joan Harris
Name:	Joan Harris
Title:	Trustee

BENJAMIN HARRIS FAMILY TRUST
DATED 12/23/92

By:	/s/ Boardman Lloyd
Name:	Boardman Lloyd
Title:	Trustee

DAVID HARRIS FAMILY TRUST DATED
DATED 12/23/92

By:	/s/ Boardman Lloyd
Name:	Boardman Lloyd
Title:	Trustee

AMY WEISS-MEYER QUALIFIED MINOR'S
TRUST DATED 12/22/05

By:	/s/ Jack Polsky
Name:	Jack Polsky
Title:	Trustee

ISAAC WEISS-MEYER QUALIFIED
MINOR'S TRUST DATED 12/22/05

By:	/s/ Jack Polsky
Name:	Jack Polsky
Title:	Trustee

HALLIE MEYER QUALIFIED MINOR'S
TRUST DATED 11/23/05

By:	/s/ Jack Polsky
Name:	Jack Polsky
Title:	Trustee

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

GRETCHEN MEYER QUALIFIED MINOR'S
TRUST DATED 11/23/05

By:	/s/ Jack Polsky
Name:	Jack Polsky
Title:	Trustee

CHARLES MEYER QUALIFIED MINOR'S
TRUST DATED 11/23/05

By:	/s/ Jack Polsky
Name:	Jack Polsky
Title:	Trustee

PEYTON MEYER QUALIFIED MINOR'S
TRUST DATED 11/23/05

By:	/s/ Jack Polsky
Name:	Jack Polsky
Title:	Trustee

/s/ Beth Stephens
Beth Stephens

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/s/ Orrin Devinsky
Orrin Devinsky

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/s/ Lauren Sloate
Lauren Sloate

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/s/ Bert Vivian
Bert Vivian

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/s/ Jamie Welch and Fiona Angelini
Jamie Welch and Fiona Angelini

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

GRANITE POINT CAPITAL, L.P.

By:	Granite Point Capital Management,
Investment Manager

By:	/s/ C. David Bushley
Name:	C. David Bushley
Title:	Chief Operating Officer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

THOMAS O'NEAL RYDER FAMILY TRUST

By:	/s/ Darlene Ryder
Name:	Darlene Ryder
Title:	Trustee

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

ACG SHACK LLC

By:	Alliance Consumer Growth LLC, Its Manager

By:	/s/ Joshua N. Goldin
Name:	Joshua N. Goldin
Title:	Managing Member

[Signature Page to Amendment No. 1 to Registration Rights Agreement]